SEPTEMBER 15, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD ULTRASHORT BOND HLS FUND SUMMARY PROSPECTUS
DATED APRIL 29, 2022
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2022
This Supplement contains new and additional information regarding Hartford Ultrashort Bond HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Marc K. Piccuirro, CFA will be added as a portfolio manager to Hartford Ultrashort Bond HLS Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Ultrashort Bond HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Timothy E. Smith	Senior Managing Director and Fixed Income Portfolio Manager	2013
Marc K. Piccuirro, CFA	Managing Director and Fixed Income Portfolio Manager	2013
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Ultrashort Bond HLS Fund” in the above referenced Statutory Prospectus, the following is added:
Marc K. Piccuirro, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2022 and has been involved with portfolio and risk analysis for the Fund since 2013. Mr. Piccuirro joined Wellington Management as an investment professional in 2007.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7609
September 2022